UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022

Retail Value Inc.

(Exact name of Registrant as Specified in Its Charter)

Ohio	1-38517	82-4182996
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway
Beachwood, Ohio		44122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216) 755-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.03 Material Modification to Rights of Security Holders.

On June 30, 2022, Retail Value Inc. (the “Company”) filed a certificate of dissolution (the “Certificate of Dissolution”) with the Secretary of State of the State of Ohio. The Certificate of Dissolution provides for the dissolution of the Company under the Ohio Revised Code. Pursuant to the Ohio Revised Code, the Company will continue to exist for a period of five years following the filing of the Certificate of Dissolution for the purpose of paying, satisfying and discharging any unknown or contingent claims or any debts or other obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind-up its business and affairs.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the filing of the Certificate of Dissolution, the Company’s independent directors, Gary N. Boston, Henrie W. Koetter and Scott D. Roulston, resigned from the Company’s Board of Directors (the “Board”) on July 1, 2022 and the Board reduced its size to three. In order to fill the remaining vacancy, on July 1, 2022, the Board elected Conor M. Fennerty, currently the Company’s Executive Vice President, as a director. The Board also appointed David R. Lukes, currently a director and the Company's President and Chief Executive Officer, as Chairman of the Board and appointed Mr. Fennerty as a member of the Audit Committee. The Board now consists exclusively of management directors, namely Messrs. Lukes and Fennerty and Christa A. Vesy. The transition to a Board comprised exclusively of management directors was designed to curtail expenses after the delisting of the Company’s common shares from the New York Stock Exchange and to recognize the substantial completion of the Company’s original strategy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Retail Value Inc.

	By:	/s/ Aaron M. Kitlowski
Name: Aaron M. Kitlowski
Date: July 1, 2022	Title: Executive Vice President and Secretary